Exhibit 10.18
Constant Contact, Inc.
Reservoir Place
1601 Trapelo Road, Suite 329
Waltham, MA 02451
September 6, 2007
To the Selling Stockholders (as defined below) who are party to the 2006 Investor Rights Agreement (as defined below) and/or the 2001 Investor Rights Agreement (as defined below).
Ladies and Gentleman:
     Reference is made to that certain Amended and Restated Preferred Investors’ Rights Agreement dated May 12, 2006 (the “2006 Investor Rights Agreement”) by and among Roving Software Incorporated, currently known as Constant Contact, Inc. (the “Company”), and the Investors listed on Schedule A thereto and that certain Amended and Restated Investors’ Rights Agreement dated August 9, 2001 (the “2001 Investor Rights Agreement”) by and among the Company and the Investors listed on Schedule A thereto.
     Reference is also made to the Underwriting Agreement (the “Underwriting Agreement”) proposed to be entered into by each of you and other holders of capital stock of the Company (collectively, the “Selling Stockholders”) with the Company, CIBC World Markets Corp., Thomas Weisel Partners LLC, William Blair & Company, L.L.C., Cowen and Company, LLC and Needham & Company, LLC, as representatives of the several underwriters to be named in Schedule I to the Underwriting Agreement (the “Underwriters”) pursuant to which each of you intend to sell shares of common stock of the Company (the “Shares”) to the Underwriters.
     Reference is also made to the Registration Statement on Form S-1, Registration No. 333-144381, originally filed with the Securities and Exchange Commission on July 6, 2007, as amended (the “Registration Statement”) relating to the offering of the Shares and the other shares of Common Stock to be sold by the Company and the other Selling Stockholders.
     Notwithstanding anything in the 2006 Investor Rights Agreement or the 2001 Investor Rights Agreement to the contrary, the Company agrees that the indemnification provided by the Company to each you in Section 2.7 of the 2006 Investor Rights Agreement and/or in Section 2.7 of the 2001 Investor Rights Agreement (collectively, the “Indemnification Provisions”) shall apply to the Registration Statement and the offer and sale of the Shares and that the Registration Statement shall be a “registration statement” for the purposes of the Indemnification Provisions and the Shares shall be “Registrable Securities” for purposes of the Indemnification Provisions, all in accordance with the terms of such Indemnification Provisions.

CONSTANT CONTACT, INC.

Gail F. Goodman
President

ACKNOWLEDGED & AGREED
By:
Name:
Title: